UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2023 (July 21, 2023)

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Tice Boulevard, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01/share	PRTYQ*	*

*	The registrant’s Common Stock began trading on the OTC Pink Open Market on February 14, 2023 under the symbol “PRTYQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on January 17, 2023, Party City Holdco Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 Cases are being administered under the caption In re: Party City Holdco Inc., et. al. (Case No. 23-90005). The Debtors continue to operate their business and manage their properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed, on January 17, 2023, the Debtors entered into a Restructuring Support Agreement (together with all exhibits and schedules thereto, as amended from time to time, the “RSA”) with certain holders of (a) Party City Holdings Inc.’s senior secured first lien floating rate notes due 2025 issued pursuant to the indenture dated as of July 30, 2020, as amended, by and among Party City Holdings Inc., as issuer, certain guarantors party thereto and Ankura Trust Company, LLC, as trustee and (b) Party City Holdings Inc.’s 8.750% senior secured first lien notes due 2026 issued pursuant to the indenture dated as of February 19, 2021, as amended, by and among Party City Holdings Inc., as issuer, certain guarantors party thereto and Ankura Trust Company, LLC, as trustee. The RSA contemplates a restructuring of the Debtors (the “Restructuring”) pursuant to a Chapter 11 plan of reorganization on the terms and conditions set forth in the RSA.

Also, as previously disclosed, on April 4, 2023, the Debtors filed a proposed Joint Chapter 11 Plan of Reorganization of the Debtors (as amended on April 12, 2023 and May 2, 2023, the “Initial Plan”), which intended to implement the previously disclosed Restructuring contemplated by the RSA, and a related proposed form of Disclosure Statement (as amended, the “Disclosure Statement”) with the Bankruptcy Court. The Initial Plan and the related Disclosure Statement describe, among other things, the Initial Plan; the Restructuring contemplated by the RSA; the events leading to the Chapter 11 Cases; certain events that have occurred or are anticipated to occur during the Chapter 11 Cases, including the then-anticipated solicitation of votes to approve the Initial Plan from certain of the Debtors’ creditors and certain other aspects of the Restructuring.

Fourth Amendment to Restructuring Support Agreement

On July 21, 2023, the Company entered into the Fourth Amendment to Restructuring Support Agreement with the Required Consenting Noteholders (the “Fourth Amended RSA”). Capitalized terms not otherwise defined in this Item 1.01 have the meaning given to them in the Fourth Amended RSA.

The Fourth Amended RSA amends the RSA to, among other things, amend the Restructuring Term Sheet attached to the RSA to document the (a) terms of the revised treatment of DIP Claims held by DIP Backstop Parties, Class 3 Prepetition ABL Claims, and Class 4 Secured Notes Claims, and (b) revised terms of the Rights Offering (each as defined in the Amended Plan (as defined herein)), as further described in the “Third Amended Joint Chapter 11 Plan and Supplement to Disclosure Statement for Third Amended Plan” section of this Current Report on Form 8-K.

A copy of the Fourth Amended RSA is attached as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the Fourth Amended RSA is a summary only and is qualified in its entirety by reference to the full text of the Fourth Amended RSA.

Item 7.01.	Regulation FD Disclosure.

Third Amended Joint Chapter 11 Plan and Supplement to Disclosure Statement for Third Amended Plan

On July 21, 2023, the Debtors filed the Third Amended Joint Plan of Reorganization (the “Amended Plan”) amending the Initial Plan and a supplement to the Disclosure Statement for the Third Amended Plan (the “Disclosure Statement Supplement”). Capitalized terms not otherwise defined in this Item 7.01 have the meaning given to them in the Third Amended Plan. The Amended Plan is intended to implement the Restructuring contemplated by the RSA. The Amended Plan and the Disclosure Statement Supplement describe, among other things, the revised terms of the Rights Offering and corresponding treatment of Class 4 Secured Notes Claims, the revised treatment of Class 3 Prepetition ABL Claims, the revised treatment of DIP Claims held by DIP Backstop Lenders, an updated valuation analysis and updated financial projections, and certain other aspects of the Restructuring. The Amended Plan and Disclosure Statement Supplement, as well as other court filings and information about the Chapter 11 Cases, can be accessed free of charge at a website maintained by the Debtors’ claims, noticing, and solicitation agent, Kroll, at https://cases.ra.kroll.com/PCHI/, by calling (888) 905-0493 (toll-free in the U.S.) or +1 (646) 440-4580 (international), or by sending an e-mail to PCHIInquiries@ra.kroll.com.

Although the Debtors intend to pursue the Restructuring in accordance with the terms set forth in the Amended Plan, there can be no assurance that the Amended Plan will be approved by the Bankruptcy Court or that the Debtors will be successful in consummating the Restructuring or any other similar transaction on the terms set forth in the Amended Plan, on different terms or at all. Bankruptcy law does not permit solicitation of acceptances of a proposed Chapter 11 plan of reorganization until the Bankruptcy Court approves a disclosure statement relating to the Amended Plan. Accordingly, neither the Debtors’ filing of the Amended Plan and Disclosure Statement Supplement, nor this Current Report on Form 8-K, is a solicitation of votes to accept or reject the Amended Plan. Any such solicitation will be made pursuant to and in accordance with applicable law, including orders of the Bankruptcy Court. The Disclosure Statement Supplement is being submitted to the Bankruptcy Court for approval but has not been approved by the Bankruptcy Court to date.

Information contained in the Amended Plan and the Disclosure Statement Supplement is subject to change, whether as a result of amendments or supplements to the Amended Plan or Disclosure Statement Supplement, third-party actions, or otherwise, and should not be relied upon by any party. Such amendments and supplements will also be available for review and free of charge online at https://cases.ra.kroll.com/PCHI/. Such amendments and supplements may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

Copies of the Amended Plan and the Disclosure Statement Supplement are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The foregoing description of the Amended Plan and Disclosure Statement Supplement is a summary only and is qualified in its entirety by reference to the full text of the Amended Plan and the Disclosure Statement Supplement.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Cleansing Materials

On May 2, 2023, the Company entered into confidentiality agreements with certain holders of the Company’s 8.75% Senior Secured First Lien Notes due 2026 and Senior Secured First Lien Floating Rate Notes due 2025 (as amended from time to time, the “Confidentiality Agreements”). Pursuant to the Confidentiality Agreements, the Company agreed to publicly disclose certain information upon the occurrence of certain events (the “Cleansing Materials”), including updated financial projections and an updated valuation analysis (collectively, “Updated Financials”) prepared by the Company and provided to such holders, which Updated Financials are attached hereto as Exhibit 99.3.

The Cleansing Materials are based solely on information available to the Company as of the date of the Cleansing Materials and were not prepared with a view toward public disclosure. The Cleansing Materials should not be relied on by any party for any reason. The Cleansing Materials should not be relied upon as a reliable prediction of future events. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy of any Cleansing Materials or undertakes any obligation to publicly update the Cleansing Materials to reflect circumstances existing after the date when the Cleansing Materials were prepared or conveyed or to reflect the occurrence of future events.

The information contained in Item 7.01 and Exhibit 99.3 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Cautionary Statement Regarding Forward-Looking Information

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements in this Form 8-K can be identified by the use of forward-looking terms such as “believes,” “expects,” “projects,” “forecasts,” “may,” “will,” “estimates,” “should,” “would,” “anticipates,” “plans” or other comparable terms. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company does not undertake any obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in results of operations and liquidity, changes in general U.S. or international economic or industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the date of this Form 8-K. You should not rely on forward-looking statements as predictions of future events. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the Chapter 11 Cases filed by the Company and certain of its subsidiaries in the Bankruptcy Court, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the second tranche of borrowings under Company’s debtor-in-possession facility is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; whether the Company will emerge, in whole or in part, from Chapter 11 Cases as a going concern; the consequences of the acceleration of the Company’s debt obligations; trading price and volatility of the Company’s common stock,, trading price and volatility of the Company’s indebtedness and other claims, as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Fourth Amendment to Restructuring Support Agreement, dated as of July 21, 2023

99.1	Third Amended Joint Chapter 11 Plan of Reorganization of Party City Holdco Inc. and its Debtor Affiliates, dated July 21, 2023

99.2*	Supplement to Disclosure Statement for Third Amended Plan of Reorganization of Party City Holdco Inc. and its Debtor Affiliates, dated July 21, 2023

99.3	Cleansing Materials

104	Exhibit 104 Cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.

Date: July 24, 2023	By:	/s/ Todd Vogensen
Todd Vogensen
Chief Financial Officer